Exhibit 99.3

Execution Version

EXCHANGE AGREEMENT

The Mann Group LLC (the “Holder”), enters into this Exchange Agreement (this “Agreement”) with MannKind Corporation (the “Company”) on August 5, 2019 whereby the Holder will exchange that certain Amended and Restated Promissory Note, dated as of March 11, 2018, issued by the Company to the Holder in a principal amount of $71,505,500 (the “Existing Note”) for (i) the cash amount as specified below payable on the Closing Date (the “Closing Date Cash Payment”), (ii) shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) to be issued as of the Closing Date as specified below (the “Closing Date Shares”), (iii) a new convertible promissory note issued by the Company to the Holder in the principal amount of $35,000,000 (the “New Convertible Note”) to be dated as of the Closing Date, and (iv) a new non-convertible promissory note issued by the Company to the Holder in the principal amount of $35,050,750 (the “New Non-Convertible Note,” and together with the New Convertible Note, the “New Notes”) to be dated as of the Closing Date.

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Exchange of the Existing Note

At the Closing (as defined herein), the Holder shall exchange and deliver to the Company the Existing Note, and in exchange therefor the Company hereby agrees to issue or pay, as the case may be, to the Holder the consideration described below (such exchange, the “Exchange”):

Exchange Consideration
Closing Date Shares:	7,142,857
Closing Date Cash Payment:	$3,000,000
Aggregate principal amount of New Convertible Note to be issued in the Exchange	$35,000,000
Aggregate principal amount of New Non-Convertible Note to be issued in the Exchange	$35,050,750

The closing of the Exchange (when all exchanges between the parties set forth below have been consummated, the “Closing”) shall occur on a date (the “Closing Date”) that is no later than five business days after the date of this Agreement; provided that the Closing shall take place concurrently with the consummation of those certain credit facilities to be provided under that certain Credit and Security Agreement, expected to be dated as of August 6, 2019, by and between the Company, MannKind LLC, the lenders party thereto and MidCap Financial Trust as administrative agent for such lenders (in such capacity, the “MidCap Agent”).

At the Closing, (a) the Holder shall: (i) deliver or cause to be delivered to the Company all right, title and interest in and to the Existing Note (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Existing Note free and clear of any Liens; and (ii) sign a subordination agreement with the MidCap Agent in the form of Exhibit A hereto, and (b) the Company shall: (i) pay to the Holder the Closing Date Cash Payment; (ii) issue and deliver to the Holder the Closing Date Shares; (iii) issue and deliver to the Holder the New Convertible Note, substantially in the form of Exhibit B hereto; and (iv) issue and deliver to the Holder the New Non-Convertible Note, substantially in the form of Exhibit C hereto; provided, however, that the parties acknowledge that the delivery of the Closing Date Shares to the Holder may be delayed due to procedures and mechanics within the system of the Depository Trust Company or The NASDAQ Global Market or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (A) the Company is using its best efforts to effect the issuance of the Closing Date Shares, and (B) such delay is no longer than five business days. Notwithstanding the foregoing, for the avoidance of doubt, as of the Closing, the Holder shall be deemed for all corporate purposes to have become the legal and record holder of the Closing Date Shares without any further action by any party. In the event that any Closing Date Shares are not delivered on a timely basis in accordance herewith, the Holder shall have all available remedies available at law or in equity.

The parties agree that the delivery of the Exchange Notes and the New Notes may be effected electronically, provided that each party agrees that it will, upon request, execute and deliver any additional documents reasonably deemed necessary or desirable by the other party or transfer agent for the Closing Date Shares to be issued to complete the Exchange.

Article II: Covenants, Representations and Warranties of the Holder

The Holder hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and all such covenants, representations and warranties shall survive the Closing.

Section 2.1    Power and Authorization. The Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

Section 2.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Holder and constitutes a legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Holder’s organizational documents, (ii) any agreement or instrument to which the Holder is a party or by which the Holder or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Holder.

Section 2.3    Title to the Existing Note. The Holder is the sole legal and beneficial owner of the Existing Note. The Holder has good, valid and marketable title to the Existing Note, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of the Existing Note or any of its rights in the Existing Note, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Existing Note. Upon the Holder’s delivery of the Existing Note to the Company pursuant to the Exchange, the Existing Note shall be free and clear of all Liens created by the Holder.

Section 2.4    Qualified Institutional Buyer. The Holder is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and is acquiring the Closing Date Shares and the New Notes for investment for its own respective account and not with a view to, or for resale in connection with, any distribution thereof in a manner that would violate the registration requirements of the Securities Act.

Section 2.5    [Reserved]

Section 2.6    No Illegal Transactions. The Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Exchange or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the

Holder was first contacted by either the Company or any other person regarding the Exchange, this Agreement or an investment in the New Notes or the Common Stock or the Company. The Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Exchange or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Holder’s compliance with its obligations under the U.S. federal securities laws and the Holder’s internal policies, (a) “Holder” shall not be deemed to include any employees, subsidiaries or affiliates of the Holder that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Holder’s respective legal or compliance department (and thus have not been privy to any information concerning the Exchange), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Exchange provided by, the Holder.

Section 2.7    Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Holder has had a full opportunity to ask questions of and receive answers from the officers of the Company concerning the Company, their business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) the Holder, together with its professional advisers, is a sophisticated and experienced investor and is capable of evaluating, to its satisfaction, the accounting, tax, financial, legal and other risks associated with the Exchange, and that the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, and that the Holder is capable of sustaining any loss resulting therefrom without material injury, (d) the Holder understands that no federal or state agency has passed upon the merits or risks of an investment in the Common Stock or made any finding or determination concerning the fairness or advisability of this investment, (e) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives, except for the representations and warranties made by the Company in this Agreement, (f) any disclosure documents provided in connection with the Exchange are the responsibility of the Company, (g) no statement or written material contrary to this Agreement has been made or given to the Holder by or on behalf of the Company and (h) the Holder is able to fend for itself in the Exchange, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the New Notes and the Common Stock and has the ability to bear the economic risks of its investment and can afford the complete loss of such investment.

The Holder specifically understands and acknowledges that, on the date of this Agreement and on the Closing Date, the Company may have in its possession non-public information that could be material to the market price of the Existing Note, the New Notes and/or the Common Stock. The Holder hereby represents and warrants that, in entering into this Agreement and consummating the transactions contemplated hereby, it does not require the disclosure of such non-public information to it by the Company in order to make an investment in the Common Stock or a disposition of the Existing Note, and hereby waives all present or future claims arising out of or relating to the Company’s failure to disclose such non-public information to the Holder.

The Holder also specifically acknowledges that the Company would not enter into this Agreement or any related documents in the absence of such Holder’s representations and acknowledgments set out in this

Agreement, and that this Agreement, including such representations and acknowledgments, are a fundamental inducement to the Company, and a substantial portion of the consideration provided by such Holder, in this transaction, and that the Company would not enter into this transaction but for this inducement.

Section 2.8    Tax Consequences of the Exchange. The Holder understands that the tax consequences of the Exchange will depend in part on its own tax circumstances. The Holder acknowledges that it must consult its own tax adviser about the federal, foreign, state and local tax consequences peculiar to its circumstances.

Section 2.9    Tax Reporting. On or prior to the Closing, the Holder shall deliver to the Company completed IRS Form W-9.

Section 2.10    No Public Market. The Holder acknowledges and agrees that no public market exists for the New Notes and that there is no assurance that a public market will ever develop for the New Notes.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holder, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1    Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

Section 3.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. The issuance of the New Notes have been duly authorized by the Company. At the Closing, the New Notes will have been duly executed and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the issuance of the Closing Date Shares and the New Notes and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (a) the charter, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3    Securities Law Matters. Assuming the accuracy of the Holder’s representations and warranties hereunder, the Closing Date Shares and the New Notes (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, and (b) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Closing Date Shares and the New Notes.

Section 3.4    Validity of Underlying Common Stock. The New Convertible Note will at the Closing be convertible into shares of the Common Stock (the “Conversion Shares”) in accordance with the terms thereof. The Conversion Shares have been duly authorized and reserved by the Company for issuance upon conversion of the New Convertible Note and, when issued upon conversion of the New Convertible Note in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

Section 3.5    Validity of the Closing Date Shares. The Closing Date Shares (a) have been duly authorized by the Company and, upon their issuance pursuant to the Exchange against delivery of the Existing Note in accordance with the terms of this Agreement, the Closing Date Shares will be validly issued, fully-paid and non-assessable and (b) will not, as of the date of issuance, be subject to any preemptive, participation, rights of first refusal or other similar rights.

Section 3.6    Listing. At the Closing, the Closing Date Shares and the Conversion Shares shall be approved for listing on The NASDAQ Global Market, subject to notice of issuance.

Article IV: Miscellaneous

Section 4.1    Entire Agreement. This Agreement, the New Notes, and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2    Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3    Costs and Expenses. The Holder and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees.

Section 4.4    Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.5    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Page Follows]

Execution Version

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“COMPANY”:

MANNKIND CORPORATION

By:	/s/ Steven Binder
Name:	Steven Binder
Title:	Chief Financial Officer

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“HOLDER”:

THE MANN GROUP LLC

By:	/s/ Michael S. Dreyer
Name:	Michael S. Dreyer
Title:	President

EXHIBIT A

Form of Subordination Agreement

EXHIBIT B

Form of New Convertible Note

EXHIBIT C

Form of New Non-Convertible Note